SECOND

                              AMENDED AND RESTATED

                            NU SKIN ENTERPRISES, INC.

                            1996 STOCK INCENTIVE PLAN


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                                TABLE OF CONTENTS

                                                                            PAGE

1.      PURPOSE..............................................................  1

2.      DEFINITIONS..........................................................  1

3.      ADMINISTRATION.......................................................  4

4.      SHARES SUBJECT TO THE PLAN...........................................  5

5.      PARTICIPANTS.........................................................  5

6.      AWARDS UNDER THE PLAN................................................  5

7.      STOCK OPTIONS........................................................  5

8.      STOCK APPRECIATION RIGHTS............................................  8

9.      CONTINGENT STOCK AWARDS.............................................. 10

10.     RESTRICTED STOCK AWARDS.............................................. 11

11.     GENERAL RESTRICTIONS................................................. 12

12.     RIGHTS OF A SHAREHOLDER.............................................. 12

13.     RIGHTS TO TERMINATE EMPLOYMENT....................................... 13

14.     WITHHOLDING OF TAXES................................................. 13

15.     NON-ASSIGNABILITY.................................................... 13

16.     NON-UNIFORM DETERMINATIONS........................................... 13

17.     ADJUSTMENTS.......................................................... 13

18.     AMENDMENT............................................................ 14

19.     EFFECT ON OTHER PLAN................................................. 15

20.     DURATION OF PLAN..................................................... 15

21.     FUNDING OF THE PLAN.................................................. 15

22.     PLAN STATUS.......................................................... 15

23.     GOVERNING LAW........................................................ 16

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                                     SECOND

                              AMENDED AND RESTATED

                            NU SKIN ENTERPRISES, INC.

                            1996 STOCK INCENTIVE PLAN


1.      PURPOSE

        1.1 The purpose of the Second Amended and Restated Nu Skin Enterprises, Inc. 1996 Stock Incentive Plan (the "Plan") is to provide incentives to specified individuals whose performance, contributions and skills add to the value of Nu Skin Enterprises, Inc. (the "Company") and its affiliated companies. The Company also believes that the Plan will facilitate attracting, retaining and motivating employees, directors and consultants of high caliber and potential. This Second Amended and Restated Nu Skin Enterprises, Inc. 1996 Stock Incentive Plan amends and restates the Amended and Restated Nu Skin Asia Pacific, Inc. 1996 Stock Incentive Plan dated December 9, 1996 and includes amendments previously adopted by the Board of Directors on February 11, 1999.

        1.2 Plan participants shall include those officers, directors, employees and consultants of the Company and subsidiaries who, in the opinion of the Committee, are making or are in a position to make substantial contributions to the Company by their ability and efforts.

2.      DEFINITIONS

        2.1 For purposes of the Plan, the following terms shall have the following meanings, unless the context clearly indicates to the contrary.

              (a) "Award" means a grant of Restricted Stock, Contingent Stock, an Option, or an SAR.

              (b) "Award Agreement" means the agreement approved by the Committee evidencing an Award to a Grantee.

              (c)    "Board" means the Company's Board of Directors.

              (d)    "Code" means the Internal Revenue Code of 1986, as amended.

              (e) "Committee" means the members of the Board until the Compensation Committee of the Board is appointed, and after the Compensation Committee is appointed means the members of the Compensation Committee of the Board, who are "outside directors" (within the meaning of Section 162(m) of the Code and any regulations or rulings promulgated thereunder) to the extent required for purposes of compliance with such

                                       -1-
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                     Code  Section,  and  "disinterested  persons"  (within  the meaning of Rule 16b- 3 of the Exchange Act), to the extent required for compliance with such Rule.

              (f)    "Company" means Nu Skin Enterprises, Inc.

              (g) "Consultant" means any individual who provides services to the Company as an independent contractor and not as an Employee or Director.

              (h) "Contingent Stock" means stock which will be issued to a Grantee upon the attainment of certain conditions pursuant to Section 9 hereof.

              (i)    "Director(s)" means a member or the members of the Board.

              (j) "Employee" means any individual who is an employee of the Company, a Parent or Subsidiary.

              (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

              (l) "Fair Market Value" of a Share means on, or with respect to, any given date:

                     (i) If the Shares are listed on a national stock exchange, the closing market price of such Shares as reported on the composite tape for issues listed on such exchange on such date or, if no trade shall have been reported for such date, on the next preceding date on which there were trades reported; provided, that if no such quotation shall have been made within the ten business days preceding such date, Fair Market Value shall be determined under
                            (iii) below.

                     (ii) If the Shares are not listed on a national stock exchange but are traded on the over-the-counter market, the mean between the closing dealer bid and asked price of such Shares as reported by the National Association of Securities Dealers through their Automated Quotation System for such date, or if no quotations shall have been made on such date, on the next preceding date on which there were quotations; provided, that, if such quotations shall have been made within the ten business days preceding such date, Fair Market Value shall be determined under (iii) below.

                     (iii) If (i) and (ii) do not apply, the Fair Market Value of a Share shall be determined without regard to any control premium or discount for lack of control (except as otherwise required by Section 422 of the Code) by the Committee in good faith consistent with the valuation of the Company as provided by a third party appraiser for

                                       -2-
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                            other corporate  purposes before  adjustments or any
                            discounts applied due to lack of marketability. The Committee may rely upon the most recent valuation (if it is based on a date within 3 months of the valuation date) and there shall be no requirement to cause a more recent valuation to be made (except as may be required for purposes of Section 422 of the
                            Code). If no such valuation exists, the Committee may engage a third party appraiser to prepare the valuation.

              (m) "Grantee" means an Employee, Director of the Company, a Parent or any Subsidiary or Consultant who has received an Award.

              (n) "Incentive Stock Option" shall have the same meaning as given to the term by Section 422 of the Code and any regulations or rulings promulgated thereunder.

              (o) "Non-qualified Stock Option" means any Option granted pursuant to Section 7 which when awarded by the Committee was not intended to be, or does not qualify as, an Incentive Stock Option.

              (p) "Option" means the right to purchase from the Company a stated number of Shares at a specified Option Price. The Option may be granted to an Employee, Director or Consultant subject to the terms of this Plan, and such other conditions and restrictions as the Committee deems appropriate. Each Option shall be designated by the Committee to be either an Incentive Stock Option or a Non-qualified Stock Option. Only Employees may be granted Incentive Stock Options.

              (q) "Option Agreement" means the Award Agreement pursuant to which an Option is granted under Section 7.

              (r) "Option Price" means the purchase price per Share under an Option, as described in Section 7.

              (s) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of an Option, each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain within the meaning of Section 424(e) of the Code and any regulations or rulings promulgated thereunder.


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              (t)    "Plan"  means  Amended and  Restated Nu Skin Asia  Pacific,
                     Inc. 1996 Stock Incentive Plan, as evidenced herein and as amended from time to time.

              (u)    "Restricted   Stock"  means  Shares   issued,   subject  to
                     restrictions, to a Grantee pursuant to Section 10.

              (v) "SAR" means a stock appreciation right which provides a Grantee a potential right to a payment based on the appreciation in the fair market value of a Share granted pursuant to Section 8.

              (w)    "SEC" means the U.S. Securities and Exchange Commission.

              (x) "Section 16 Person" means a person who is an "insider" within the meaning of Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company, including the Shares.

              (y) "Share" means one share of the Company's Class A common stock, $.001 par value.

              (z) "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, within the meaning of Section 424(f) of the Code and any regulations or rulings promulgated thereunder.

3.      ADMINISTRATION

        3.1 The Plan shall be administered by the Committee. The Committee shall have full and final authority in its discretion to:

              (a) conclusively interpret the provisions of the Plan and to decide all questions of fact arising in its application;

              (b) determine the individuals to whom Awards shall be made under the Plan;

              (c) determine the type of Award to be made to such individuals and the amount, size and terms of each Award;

              (d) determine the time when Awards will be granted to such individuals; and

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              (e)    make all other  determinations  necessary or advisable  for the administration of the Plan.

4.      SHARES SUBJECT TO THE PLAN

        4.1 The Shares subject to Awards under the Plan shall not exceed in the aggregate 8,000,000 Shares.

        4.2 Shares may be authorized and unissued Shares or treasury Shares.

        4.3 Except as provided herein, any Shares subject to an Award, which Award for any reason expires or is terminated unexercised as to such Shares shall again be available under the Plan.

5.      PARTICIPANTS

        5.1 Awards permitted pursuant to this Plan which are Incentive Stock Options may only be made to Employees (including Directors who are also Employees). All other Awards permitted pursuant to the Plan may only be made to Employees, Directors or Consultants.

6.      AWARDS UNDER THE PLAN

        6.1  Awards  under  the  Plan  may  be in  the  form  of  Options  (both
Non-qualified Stock Options and Incentive Stock Options), Contingent Stock, Restricted Stock, and SARs and any combination of the above.

        6.2 The maximum number of Awards that may be awarded to any one Employee, Director or Consultant during the life of the Plan shall be 10% of the total Shares reserved for issuance under the Plan.

7.      STOCK OPTIONS

        7.1 The Committee in its sole discretion shall designate whether an Option is to be an Incentive Stock Option or a Non-qualified Stock Option. The Committee may grant both Incentive Stock Options and Non-qualified Stock Options to the same individual. However, where both an Incentive Stock Option and a Non-qualified Stock Option are awarded at one time, such Options shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event will the exercise of one such Option affect the right to exercise the other such Option except to the extent so provided in the Award Agreement as determined by the Committee.

        7.2 Options granted pursuant to the Plan shall be authorized by the Committee under terms and conditions approved by the Committee, not inconsistent with this Plan or Exchange Act Rule 16b-3(c), and shall be evidenced by Option Agreements in such form as the Committee shall

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from time to time  approve,  which Option  Agreements  shall contain or shall be subject to the following terms and conditions, whether or not such terms and conditions are specifically included therein:

              (a) The Option Price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the day the Option is granted, as determined by the Committee. The Option Price of a Non-qualified Stock Option shall be such price as determined by the Committee in its discretion, which price may be more or less than the Fair Market Value of a Share on the day the Option is granted. Notwithstanding the immediately preceding sentence, the Award Agreement for a Non-qualified Stock Option at the Committee's sole discretion, may, but need not, provide for a reduction of the Option Price by dividends paid on a Share during the period the Option is outstanding and unexercised, but in no event shall the Option Price be less than the par value of such Share.

              (b) Each Option Agreement shall state the period or periods of time, as determined by the Committee, within which the Option may be exercised by the Grantee, in whole or in part, provided such period shall not commence earlier than six months after the date of the grant of the Option and not later than ten years after the date of the grant of the Option. The Committee shall have the power to permit in its discretion an acceleration of previously determined exercise terms, subject to the terms of this Plan, to the extent permitted by Exchange Act Rule 16b-3(c), and under such circumstances and upon such terms and conditions as deemed appropriate and which are not inconsistent with Exchange Act Rule 16b-3(c)(1).

              (c) An Option may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of Shares to be purchased. Shares purchased upon exercise of an Option shall be paid for in full at the time of purchase in the form of cash unless the Committee has adopted rules authorizing a different method of exercise as set forth below that have not been rescinded and that apply to the Options being exercised. The Committee shall have the authority, as it may determine to be appropriate from time to time, to adopt rules governing the exercise of Options that may provide for payment to be made (i) in Shares already owned by the Grantee having a Fair Market Value equal to the purchase price, (ii) by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker approved by the Committee to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the purchase price and any withholding taxes, (iii) by the delivery (on a form prescribed by the Committee) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Committee as security for a loan and to deliver all or part of the loan proceeds to the Company in payment of all or part of the purchase price and any withholding taxes, or (iv) such other method or form of consideration as may be determined to be appropriate by the Committee consistent with applicable laws, rules and regulations, including a true cashless or net exercise procedure. The adoption of such rules by the Committee shall not provide any Grantee with any vested right to exercise Options pursuant to the methods or form of consideration set forth in such rules. The Committee may rescind any rule governing the exercise of Options at any time, and upon such rescission, no Grantee shall have any further rights to exercise Options pursuant to the methods or form of consideration set forth in such rule. In addition, the Committee shall have the right to provide in any rule adopted pursuant hereto that (i) such rule shall only apply to designated Options or grants of Options, (ii) such rule shall apply to all Options generally, or (iii) prior Committee approval, which may be granted or withheld in its sole discretion, shall be required with respect to such exercise method or form of consideration. The
                     Committee shall have no obligation to make the rules applicable to all Grantees or to all Options. The Committee shall have no obligation to adopt rules providing for any of the above methods of exercise or forms of consideration.

              (d) Notwithstanding anything herein to the contrary, the aggregate Fair Market Value (determined as of the time the Option is granted) of Incentive Stock Options for any Employee which may become first exercisable in any calendar year shall not exceed $100,000.

              (e) Notwithstanding anything herein to the contrary, no Incentive Stock Option shall be granted to any individual if, at the time the Option is to be granted, the individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company unless at the time such Option is granted the Option Price is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

              (f) Each Option Agreement for an Incentive Stock Option shall contain such other terms, conditions and provisions as the Committee may determine to be necessary or desirable in order to qualify such Option as an incentive stock option within the meaning of Section 422 of the Code, or any amendment thereof, substitute therefor, or regulation thereunder. Subject to the limitations of Section 18, and without limiting any provisions hereof, the Committee shall have the power without further approval to amend the terms of any Option for Grantees.

        7.3 If any Option is not granted, exercised, or held pursuant to the provisions of the Plan or Section 422 of the Code applicable to an Incentive Stock Option, it will be considered to be a Non-qualified Stock Option to the extent that any or all of the grant is in conflict with such provisions.

        7.4 An Option may be terminated (subject to any shorter periods set forth in an individual Option Agreement by the Committee, in its sole discretion) as follows:

              (a) During the period of continuous employment or service as a Consultant with the Company or Subsidiary, an Option will be terminated only if it has been fully exercised or it has expired by its terms.

              (b) In the event of termination of employment as an Employee or service as a Director or Consultant for any reason, the Option will terminate upon the earlier of (i) the full exercise of the Option, (ii) the expiration of the Option by its terms, or (iii) except as provided in Section 7.4(c), no more than one year (three months for Incentive Stock Options) following the date of employment termination (or termination of service as a Director or Consultant) for Non-qualified Stock Options. For purposes of the Plan, a leave of absence approved by the Company shall not be deemed to be termination of employment except with respect to an Incentive Stock Option as required to comply with
                     Section 422 of the Code and the regulations issued thereunder.

              (c) If a Grantee's employment as an Employee, or service as a Director or Consultant, terminates by reason of death or disability prior to the termination of an Option, such Option may be exercised to the extent that the Grantee shall have been entitled to exercise it at the time of death or disability, as the case may be, by the Grantee, the estate of the Grantee or the person or persons to whom the Option may have been transferred by will or by the laws of descent and distribution for the period set forth in the Option Agreement, but no more than three years following the date of such death or disability, provided, however, with respect to an Incentive Stock Option, such right must be exercised, if at all, within one year after the date of such death or disability.

8.      STOCK APPRECIATION RIGHTS

        8.1 SARs shall be evidenced by Award Agreements for SARs in such form, and not inconsistent with this Plan or Exchange Act Rule 16b-3(c)(1), as the Committee shall approve from time to time, which Award Agreements shall contain in substance the following terms and conditions as discussed in Sections 8.2 through 8.4.

        8.2 An SAR may be, but is not required to be, granted in connection with an Option. An SAR shall entitle the Grantee, subject to such terms and conditions determined by the Committee, to receive, upon surrender of the SAR, all or a portion of the excess of (i) the Fair Market Value of a specified number of Shares at the time of the surrender, as determined by the Committee, over (ii) 100% of the Fair Market Value of such Shares at the time the SAR was granted less any dividends paid on such Shares while the SAR was outstanding but unexercised.

        8.3 SARs shall be granted for a period of not less than one year nor more than ten years, and shall be exercisable in whole or in part, at such time or times and subject to such other terms and conditions as shall be prescribed by the Committee at the time of grant, subject to the following:

              (a) No SAR shall be exercisable, in whole or in part, during the one year period starting with the date of grant; and

              (b) SARs will be exercisable only during a Grantee's employment by, or service as a Consultant for, the Company or a Subsidiary, except that in the discretion of the Committee an SAR may be made exercisable for up to three months after the Grantee's employment, or service as a Director or Consultant, is terminated for any reason other than death, retirement or disability. In the event that a Grantee's employment as an Employee, or service as a Director or Consultant, is terminated as a result of death, retirement or disability without having fully exercised such Grantee's SARs, the Grantee or such Grantee's beneficiary may have the right to exercise the SARs during their term within a period of 6 months after the date of such termination to the extent that the right was exercisable at the date of such termination, or during such other period and subject to such terms as may be determined by the Committee. Subject to the limitations of Section 18, the Committee in its sole discretion may reserve the right to accelerate previously determined exercised terms, within the terms of the Plan, under such circumstances and upon such terms and conditions as it deems appropriate.

              (c) The Committee shall establish such additional terms and conditions, without limiting the foregoing, as it determines to be necessary or desirable to avoid "short-swing" trading liability in connection with an SAR within the meaning of Section 16(b) of the Exchange Act.

              (d)    The  Committee,  in  its  sole  discretion,  may  establish
                     different  time  periods  than  specified   above  for  any
                     individual or group of individual Awards.

        8.4 Upon exercise of an SAR, payment shall be made within ninety days in the form of common stock of the Company (at Fair Market Value on the date of exercise), cash, or a combination thereof, as the Committee may determine.

9.      CONTINGENT STOCK AWARDS

        9.1 Contingent Stock Awards under the Plan shall be evidenced by Award Agreements for Contingent Stock in such form and not inconsistent with this Plan as the Committee shall approve from time to time, which Award Agreements shall contain in substance the terms and conditions described in Sections 9.2 through 9.5.

        9.2 The Committee shall determine the number of Shares subject to a Contingent Stock Award to be granted to an Employee, Director or Consultant based on the past or expected impact the Employee, Director or Consultant has had or can have on the financial well-being of the Company and other factors deemed by the Committee to be appropriate.

        9.3 Contingent Stock Awards made pursuant to this Plan shall be subject to such terms, conditions, and restrictions, including without limitation, substantial risks of forfeiture and/or attainment of performance objectives, and for such period or periods as shall be set forth in the Award Agreement as determined by the Committee at the time of grant. The Committee shall have the power to permit, in its discretion, an acceleration of the expiration of the applicable restriction period with respect to any part or all of the Award to any Grantee. The Committee shall have the power to make a Contingent Stock Award that is not subject to vesting or any other contingencies in recognition of an Employee's, Director's or Consultant's prior service and financial impact on the Company. During the restriction period, the Grantee shall not have the rights of a shareholder.

        9.4 The Award Agreement for the Contingent Stock Award shall specify the terms and conditions upon which any restrictions on the right to receive Shares representing Contingent Stock Awards under the Plan shall lapse, as determined by the Committee. Upon the lapse of such restrictions, Shares shall be issued to the Grantee or such Grantee's legal representative.

        9.5 In the event of a Grantee's termination of employment as an Employee, or service as a Director or Consultant, whichever is applicable, for any reason prior to the lapse of restrictions applicable to a Contingent Stock Award made to such Grantee and unless otherwise provided for herein by this Plan or as provided for in the Award Agreement for Contingent Stock, all rights to Shares as to which there still remain unlapsed restrictions shall be forfeited by such Grantee to the Company without payment or any consideration by the Company, and neither the Grantee nor any successors, heirs, assigns or personal representatives of such Grantees shall thereafter have any further rights or interest in such Shares.

10.     RESTRICTED STOCK AWARDS

        10.1 Restricted Stock Awards under the Plan shall be evidenced by Award Agreements for Restricted Stock in such form, and not inconsistent with this Plan, as the Committee shall approve from time to time, which Award Agreements shall contain in substance the terms and conditions described in Sections 10.2 through 10.6.

        10.2 The Committee shall determine the number of Shares subject to a Restricted Stock Award to be granted to an Employee, Director or Consultant based on the past or expected impact the Employee, Director or Consultant has had or can have on the financial well-being of the Company and other factors deemed by the Committee to be appropriate.

        10.3 Restricted Stock Awards made pursuant to this Plan shall be subject to such terms, conditions, and restrictions, including without limitation, substantial risks of forfeiture and/or attainment of performance objectives, and for such period or periods as set forth in the Award Agreement as determined by the Committee at the time of grant. The Committee shall have the power to permit, in its discretion, an acceleration of the expiration of the applicable restriction period with respect to any part or all of the Award to any Grantee. Upon issuance of a Restricted Stock Award, Shares will be issued in the name of the Grantee. During the restriction period, Grantee shall have the rights of a shareholder for all such Shares of Restricted Stock, including the right to vote and the right to receive dividends thereon as paid.

        10.4 Each certificate evidencing stock subject to Restricted Stock Awards shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Shares. Any attempt to dispose of Shares of Restricted Stock in contravention of such terms, conditions and restrictions shall be ineffective. The Committee may adopt rules which provide that the certificates evidencing such Shares may be held in custody by a bank or other institution, or that the Company may itself hold such Shares in custody, until the restrictions thereon shall have lapsed and may require as a condition of any Award that the Grantee shall have delivered a stock power endorsed in blank relating to the Shares of Restricted Stock covered by such Award.

        10.5 The Award Agreement for Restricted Stock shall specify the terms and conditions upon which any restrictions on the right to receive shares representing Restricted Stock awarded under the Plan shall lapse as determined by the Committee. Upon the lapse of such restrictions, Shares which have not been delivered to the Grantee or such Grantee's legal representative shall be delivered to such Grantee or such Grantee's legal representative.

        10.6 In the event of a Grantee's termination of employment as an Employee, or service as a Director or Consultant, whichever is applicable, for any reason prior to the lapse of restrictions applicable to a Restricted Stock Award made to such Grantee and unless otherwise provided for herein by this Plan or as provided for in the Award Agreement for Restricted Stock, all rights to Shares as to which there remain unlapsed restrictions shall be forfeited by such Grantee to the Company without payment or any consideration by the Company, and neither the Grantee nor any successors, heirs, assigns or personal representatives of such Grantee shall thereafter have any further rights or interest in such Shares.

11.     GENERAL RESTRICTIONS

        11.1 The Plan and each Award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the Shares subject or related thereto upon any securities exchange or under any state or federal law, (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the Grantee of an Award with respect to the disposition of Shares, is necessary or desirable as a condition of, or in connection with the Plan or the granting of such Award or the issue or purchase of Shares thereunder, the Plan will not be effective and/or the Award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

        11.2 The authority of the Committee under Section 3 to include "forfeiture provisions" in Award Agreements is hereby confirmed. The Committee may provide in any Award Agreement for the forfeiture of the Awards governed by such Award Agreement and the benefits derived therefrom, in the event the Grantee takes actions or engages in conduct that is harmful or contrary to, or not in the best interests of, the Company. Such forfeiture may include, without limitation, (a) the cancellation of unexercised Options and/or SARs and the forfeiture or repayment to the Company of any gain realized from the exercise of any Options and/or SARs, and (b) forfeiture, or repayment of the value, of any shares of stock granted as Restricted Stock or Contingent Stock or the forfeiture or repayment to the Company of any proceeds received from the sale thereof. The Committee shall have broad discretion in defining what actions and conduct constitute forfeiture events which may include, without limitation, (i) conduct related to the Grantee's employment for which either criminal or civil penalties may be sought, (ii) the commission of an act of fraud or intentional misrepresentation, (iii) embezzlement or misappropriation or conversion of assets or opportunities of the Company, (iv) accepting employment with or serving as a consultant, adviser or in any other capacity to, or having any ownership interest in, a person or entity that is in competition with or acting against the interest of the Company, or any solicitation of employees or distributors, (v) disclosing or misusing any confidential or proprietary information of the Company in violation of the Key Employee Covenants, or any other non-disclosure agreement with the Company or other duty of confidentiality or the Company's insider trading policy, or (vi) any other actions or conduct of Grantee that the Committee determines in good faith are harmful or contrary to, or not in the best interests of, the Company. The Committee shall have broad discretion and authority to determine the scope, duration and terms of any such forfeiture provisions. The Committee, or its duly appointed agent, may waive any or all of the restrictions authorized under this subsection whenever it (or its duly appointed agent) determines in its sole discretion that such action is in the best interests of the Company.

12.     RIGHTS OF A SHAREHOLDER

        12.1 The Grantee of any Award under the Plan shall have no rights as a shareholder with respect thereto unless and until certificates for Shares of common stock are issued to such Grantee, except for the rights provided in
Section 10 as it pertains to Restricted Stock Awards.

13.     RIGHTS TO TERMINATE EMPLOYMENT

        13.1 Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any Grantee the right to continue in the employment as an Employee, or service as a Director or Consultant, of the Company or a Subsidiary or affect any right which the Company or its Subsidiary may have to terminate the employment, or service as a Director or Consultant, of such Grantee.

14.     WITHHOLDING OF TAXES

        14.1 Whenever the Company proposes, or is required, to issue or transfer Shares under the Plan, the Company shall have the right to require the Grantee to remit to the Company an amount, or a number of shares, sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any federal, state and/or local withholding tax requirements.

15.     NON-ASSIGNABILITY

        15.1 No Award or benefit under the Plan shall be assignable or transferable by the Grantee thereof except by will or by the laws of descent and distribution. During the life of the Grantee, such Award shall be exercisable only by such person or by such person's guardian or legal representative.

16.     NON-UNIFORM DETERMINATIONS

        16.1 The Committee's determination under the Plan (including, without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and conditions of such Awards and the Award Agreements evidencing same, and the establishment of values and performance targets) need not be uniform and may be made by the Committee selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

17.     ADJUSTMENTS

        17.1 If the Class A Common Stock of the Company is subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Class A Common Stock as a stock dividend on its outstanding Class A Common Stock, the number of shares deliverable upon the exercise or vesting of any Awards granted hereunder shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

        17.2 In the event of a consolidation of the Company, a merger in which the Company is not the surviving entity, or the sale of all or substantially all of the Company assets, the exercisability of any or all outstanding Awards shall automatically be accelerated so that such

Awards would be exercisable or vested in full immediately prior to the effective date of such consolidation, merger or asset sale. However, no such acceleration shall occur if and to the extent any outstanding Awards are, in connection with such consolidation, merger, or asset sale, either to be assumed by the successor corporation (or parent thereof or to be replaced with a comparable Award to purchase shares of the capital stock of the successor corporation (or a parent thereof). The determination of such Award comparability shall be made by the Committee, and such determination shall be final, binding and conclusive. Immediately following any such consolidation, merger or asset, sale, the Awards, to the extent not previously exercised or vested, shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) in connection with such consolidation, merger or asset sale. If any outstanding Award hereunder is assumed in connection with any such consolidation, merger or asset sale, then such Award shall be appropriately adjusted, immediately after such consolidation, merger or asset sale, to apply to the number and class of securities which would have been issuable to the Grantee upon consummation of such consolidation, merger, or asset sale if the Awards had been exercised or vested immediately prior to any such transaction, and appropriate adjustment shall also be made to the exercise price for such Awards, as applicable, provided the aggregate exercise price shall remain the same. This Plan shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate, or sell or transfer any part of its business or assets.

        17.3 In the event of a recapitalization or reorganization of the Company (other than a consolidation, merger or asset sale described in Section 17.2 above) pursuant to which securities of the Company or of another entity are issued with respect to the outstanding shares of the Company's Class A Common Stock, a Grantee, upon exercising an Award or an Award becoming vested, shall be entitled to receive for the purchase price paid upon such exercise the securities the Grantee would have received if the Grantee had exercised the Award or the Award had vested prior to such recapitalization or reorganization.

18.     AMENDMENT

        18.1 The Plan may be amended by the Board, without Shareholder approval, at any time in any respect, unless Shareholder approval of the amendment in question is required under Delaware law, the Code, any exemption from Section 16 of the Exchange Act (including without limitation SEC Rule 16b-3) for which the Company intends Section 16 Persons to qualify, any national securities exchange system on which the Shares are then listed or reported, by any regulatory body having jurisdiction with respect to the Plan, or any other applicable laws, rules or regulations.

        18.2 The termination or modification or amendment of the Plan shall not, without the consent of a Grantee, affect a Grantee's rights under an Award previously granted. Notwithstanding the foregoing, however, the Company reserves the right to terminate the Plan in whole or in part, at any time and for any reason, provided that appropriate compensation, as determined in the sole and absolute discretion of the Committee, is made to Grantees with respect to Awards previously granted.

19.     EFFECT ON OTHER PLAN

        19.1 Participation in this Plan shall not affect a Grantee's eligibility to participate in any other benefit or incentive plan of the Company, and any Awards made pursuant to this Plan shall not be used in determining the benefits provided under any other plan of the Company unless specifically provided.

20.     DURATION OF PLAN

        20.1 The Plan shall remain in effect until all Awards under the Plan have been satisfied by the issuance of Shares or the payment of cash, but no Awards shall be granted more than ten years after the date the Plan is adopted by the Company. The Second Amended and Restated 1996 Stock Incentive Plan amends and restates the Amended and Restated 1996 Stock Incentive Plan, as previously amended, effective as of March 31, 1999 subject to shareholders approval.

21.     FUNDING OF THE PLAN

        21.1 This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under this Plan, and payment of Awards shall be on the same basis as the claims of the Company's general creditors. In no event shall interest be paid or accrued on any Award including unpaid installments of Awards.

22.     PLAN STATUS

        22.1 This Plan is intended to satisfy the requirements of a 16b-3 plan under the Exchange Act.

        22.2 This Plan is intended to qualify as a plan under Rule 701 issued pursuant to The Securities Act of 1933, as amended.

23.     GOVERNING LAW

        23.1 The laws of the State of Delaware shall govern, control and determine all questions arising with respect to the Plan and the interpretation and validity of its respective provisions.



                                   NU SKIN ENTERPRISES, INC.



                                   By:    /s/ Truman Hunt
                                   Its:   Vice President and General Counsel

<